AMD Financial Results Third Quarter 2026 November 3, 2026

2 | | Q3 2026 FINANCIAL RESULTS – November 3, 2026 Cautionary Statement This presentation contains forward-looking statements concerning Advanced Micro Devices, Inc. (AMD), such as the features, functionality, performance, availability, timing and expected benefits of future AMD products; AMD's data center AI accelerator opportunity; AMD's large growth opportunities across diverse set of markets; the expected plans, benefits and timing of AMD’s strategic collaborations, including with Anthropic, Meta, Microsoft, OpenAI, Oracle Cloud Infrastructure and Kodiak AI; AMD's proposed acquisitions of World Labs and Taalas; AMD's expected fourth quarter 2026 financial outlook, including revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP Interest Expense/Other Income (Expense), net, non-GAAP tax rate and diluted share count; AMD’s large and compelling TAM; AMD’s ability to expand Data Center and AI leadership; AMD's financial and operating performance, including earnings growth and margin expansion; and AMD’s ability to drive long-term shareholder returns, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are commonly identified by words such as "would," "may," "expects," "believes," "plans," "intends," "projects" and other terms with similar meaning. Investors are cautioned that the forward-looking statements in this presentation are based on current beliefs, assumptions and expectations, speak only as of the date of this presentation and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Such statements are subject to certain known and unknown risks and uncertainties, many of which are difficult to predict and are generally beyond AMD’s control, that could cause actual results and other future events to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Material factors that could cause actual results to differ materially from current expectations include, without limitation, the following: impact of government actions and regulations such as export regulations, national- security-based regulations, import tariffs, trade protection measures, and licensing requirements; competitive markets in which AMD’s products are sold; the cyclical nature of the semiconductor industry; market conditions of the industries in which AMD products are sold; AMD's ability to introduce products on a timely basis with expected features and performance levels; loss of a significant customer; economic and market uncertainty; quarterly and seasonal sales patterns; AMD's ability to adequately protect its technology or other intellectual property; unfavorable currency exchange rate fluctuations; ability of third party manufacturers to manufacture AMD's products on a timely basis in sufficient quantities and using competitive technologies; availability of essential equipment, materials, components (such as memory supply), substrates or manufacturing processes; ability to achieve expected manufacturing yields for AMD’s products; AMD's ability to generate revenue from its semi-custom SoC products; potential security vulnerabilities; potential security incidents including IT outages, data loss, data breaches and cyberattacks; uncertainties involving the ordering and shipment of AMD’s products; AMD’s reliance on third-party intellectual property to design and introduce new products; AMD's reliance on third-party companies for design, manufacture and supply of motherboards, software, memory and other computer platform components; AMD's reliance on Microsoft and other software vendors' support to design and develop software to run on AMD’s products; AMD’s reliance on third-party distributors and add-in-board partners; impact of modification or interruption of AMD’s internal business processes and information systems; compatibility of AMD’s products with some or all industry-standard software and hardware; costs related to defective products; failure to maintain an efficient supply chain as customer demand changes; AMD's ability to rely on third party supply-chain logistics functions; AMD’s ability to effectively control sales of its products on the gray market; impact of climate change on AMD’s business; AMD’s ability to realize its deferred tax assets; potential tax liabilities; current and future claims and litigation; impact of environmental laws, conflict minerals related provisions and other laws or regulations; evolving expectations from governments, investors, customers and other stakeholders regarding corporate responsibility matters; issues related to the responsible use of AI; restrictions imposed by agreements governing AMD’s notes, the guarantees of Xilinx’s notes and the revolving credit agreement; AMD’s ability to satisfy financial obligations under guarantees, leases and other commercial commitments; impact of acquisitions, joint ventures and/or investments on AMD’s business and AMD’s ability to integrate acquired businesses; impact of any impairment of the combined company’s assets; political, legal and economic risks and natural disasters; future impairments of technology license purchases; AMD’s ability to attract and retain key employees; and AMD’s stock price volatility, including the potential impact on the fair value of customer warrants and AMD's GAAP earnings. Investors are urged to review in detail the risks and uncertainties in AMD’s Securities and Exchange Commission filings, including but not limited to AMD’s most recent reports on Forms 10-K and 10-Q. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. NON-GAAP Financial Measures In this presentation, in addition to GAAP financial results, AMD has provided non-GAAP financial measures including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating expenses/revenue percent, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income and non-GAAP diluted earnings per share. AMD uses a normalized tax rate in its computation of the non-GAAP income tax provision to provide better consistency across the reporting periods. For fiscal 2026, AMD uses a projected non-GAAP tax rate of 13%, which excludes the tax impact of pre-tax non-GAAP adjustments. AMD is providing these financial measures because it believes this non-GAAP presentation makes it easier for investors to compare its operating results for current and historical periods and also because AMD believes it assists investors in comparing AMD’s performance across reporting periods on a consistent basis by excluding items that it does not believe are indicative of its core operating performance. The non-GAAP financial measures disclosed in this presentation should be viewed in addition to and not as a substitute for or superior to AMD’s reported results prepared in accordance with GAAP and should be read only in conjunction with AMD’s Consolidated Financial Statements prepared in accordance with GAAP. These non-GAAP financial measures referenced are reconciled to their most directly comparable GAAP financial measures in the Appendices at the end of this presentation. This presentation also contains forward-looking non-GAAP measures concerning AMD’s financial outlook such as gross margin, operating expenses, Other Income (Expense) net of Interest Expense, effective tax rate and diluted share count. These forward-looking non-GAAP measures are based on current expectations as of November 3, 2026, and assumptions and beliefs that involve numerous risks and uncertainties. AMD undertakes no intent or obligation to publicly update or revise its forward-looking statements made in this presentation except as may be required by law.

3 | | Q3 2026 FINANCIAL RESULTS – November 3, 2026 Our Journey Leadership Product Portfolio Expanding Customer & Partner Ecosystem Data Center and AI Growth Strong Financial Foundation

4 | | Q3 2026 FINANCIAL RESULTS – November 3, 2026 Powering AI and High-Performance Compute Everywhere Strategic Pillars High-Performance, Adaptive and Custom AI Platforms Powering AI Everywhere Cloud, Enterprise and Rack-Scale Solutions Expand Data Center Leadership Production-Grade AMD ROCm Software Stack Open Software Platforms & Developer Enablement CPU, GPU, FPGA, Networking, System-on-Chip, Chiplets & Packaging Extend Compute Technology Leadership

5 | | Q3 2026 FINANCIAL RESULTS – November 3, 2026 Large Growth Opportunities Across a Diverse Set of Markets Embedded Industry’s broadest portfolio of adaptive and embedded computing platforms Data Center Leadership performance and TCO across cloud, enterprise and AI workloads Client and Gaming Performance, efficiency and AI capabilities for commercial and consumer PC and gaming experiences

6 | | Q3 2026 FINANCIAL RESULTS – November 3, 2026 Q3 2026 Revenue Record revenue of $13.4 billion, up 45% y/y Driven by record Data Center revenue, up 97% y/y, and strong Embedded growth, partially offset by decline in Client & Gaming $9.2B $13.4B Q3 2025 Q3 2026

7 | | Q3 2026 FINANCIAL RESULTS – November 3, 2026 Q3 2026 Gross Margin (1) See Appendices for GAAP to Non-GAAP reconciliation GAAP Non-GAAP (1) Non-GAAP gross margin up 190 bps y/y driven by richer product mix 52% 54% Q3 2025 Q3 2026 54% 56% Q3 2025 Q3 2026

8 | | Q3 2026 FINANCIAL RESULTS – November 3, 2026 GAAP Q3 2026 Operating Income Non-GAAP (1) Record Non-GAAP operating income of $3.9 billion, up 75% y/y, driven by higher revenue $1.3B $2.8B Q3 2025 Q3 2026 (1) See Appendices for GAAP to Non-GAAP reconciliation $2.2B $3.9B Q3 2025 Q3 2026

9 | | Q3 2026 FINANCIAL RESULTS – November 3, 2026 Q3 2026 Diluted Earnings Per Share GAAP Non-GAAP (1) (1) See Appendices for GAAP to Non-GAAP reconciliation Record non-GAAP EPS of $2.09, up 74% y/y, driven by higher revenue and operating income $1.20 $2.09 Q3 2025 Q3 2026 $0.75 $1.46 Q3 2025 Q3 2026

10 | | Q3 2026 FINANCIAL RESULTS – November 3, 2026 Q3 2026 Summary P&L | GAAP $ in millions, except per share data and % Q3’26 Q3’25 Y/Y Q2’26 Q/Q Revenue $13,377 $9,246 Up 45% $11,536 Up 16% Gross Profit $7,210 $4,780 Up 51% $6,203 Up 16% Gross Margin 54% 52% Up 2 ppts 54% Flat Operating Expenses $4,378 $3,510 Up 25% $4,213 Up 4% Operating Expense/Revenue % 33% 38% Down 5 ppts 37% Down 4 ppts Operating Income $2,832 $1,270 Up 123% $1,990 Up 42% Operating Margin 21% 14% Up 7 ppts 17% Up 4 ppts Net Income $2,428 $1,243 Up 95% $2,297 Up 6% Diluted Earnings Per Share $1.46 $0.75 Up 95% $1.38 Up 6%

11 | | Q3 2026 FINANCIAL RESULTS – November 3, 2026 Q3 2026 Summary P&L | NON-GAAP(1) $ in millions, except per share data and % Q3’26 Q3’25 Y/Y Q2’26 Q/Q Revenue $13,377 $9,246 Up 45% $11,536 Up 16% Gross Profit $7,483 $4,992 Up 50% $6,488 Up 15% Gross Margin 56% 54% Up 2 ppts 56% Flat Operating Expenses $3,560 $2,754 Up 29% $3,394 Up 5% Operating Expense/Revenue % 27% 30% Down 3 ppts 29% Down 2 ppts Operating Income $3,923 $2,238 Up 75% $3,094 Up 27% Operating Margin 29% 24% Up 5 ppts 27% Up 2 ppts Net Income $3,471 $1,965 Up 77% $2,760 Up 26% Diluted Earnings Per Share $2.09 $1.20 Up 74% $1.66 Up 26% (1) See Appendices for GAAP to Non-GAAP reconciliation

12 | | Q3 2026 FINANCIAL RESULTS – November 3, 2026 Q3 2026 Segment Results $ in millions Q3’26 Q3’25 Y/Y Q2’26 Q/Q Data Center Net Revenue $8,546 $4,341 Up 97% $6,718 Up 27% Operating Income $2,882 $1,074 Up 168% $2,103 Up 37% Client & Gaming Net Revenue $3,722 $4,048 Down 8% $3,841 Down 3% Operating Income $573 $867 Down 34% $582 Down 2% Embedded Net Revenue $1,109 $857 Up 29% $977 Up 14% Operating Income $453 $283 Up 60% $386 Up 17%

13 | | Q3 2026 FINANCIAL RESULTS – November 3, 2026 $ in millions Q3’26 Q2’26 Q/Q Cash, Cash Equivalents and Short-term Investments $15,776 $13,111 Up 20% Accounts Receivable, Net $9,209 $7,281 Up 26% Inventories $11,463 $8,468 Up 35% Total Debt $7,079 $3,226 Up 119% Q3 2026 Summary Balance Sheet Items Record cash, cash equivalents and short-term investments of $15.8B, total debt was $7.1B, including the $4.75B senior notes offering completed in August

Q3 2026 Data Center Segment

Revenue



$8.5B
$4.3B
Q3 2025
Q3 2026

Revenue
$8.5 Billion
Up 97% y/y

Driven by strong demand for AMD EPYC™ processors and the launch of AMD Instinct™ MI450 Series GPUs

Operating Margin



34%
25%
Q3 2025
Q3 2026

Operating Income
$2.9 Billion
vs. $1.1 Billion a year ago

Driven by higher revenue partially offset by higher operating expenses

Strategic Highlights

AMD HELIOS | AMD EPYC | AMD INSTINCT | AMD PENSANDO

- Anthropic, Meta, Microsoft, OpenAI and Oracle Cloud Infrastructure are running models and workloads on the first AMD Helios™ rackscale solutions.
- Introduced the AMD Helion™ reference architecture, an open, flexible blueprint for rack-scale agentic systems.
- Announced agreements to acquire World Labs and Taalas, expanding AMD capabilities across the full superintelligence stack.
- Released AMD ROCm™ 10, bringing AI-native developer experiences to AMD platforms with ROCm.AI.
- Oracle Cloud Infrastructure announced its OCI Compute E7 cloud compute instances will be powered by 6th Gen AMD EPYC CPUs.

14 | Q3 2026 FINANCIAL RESULTS – November 3, 2026

AMD together we advance_

15 | | Q3 2026 FINANCIAL RESULTS – November 3, 2026 Q3 2026 Client and Gaming Segment 21% 15% Q3 2025 Q3 2026 Revenue Operating Margin Decline due to lower gross profit and lower operating leverage Revenue $3.7 Billion Down 8% y/y Operating Income $573 Million vs. $867 Million a year ago Strategic Highlights Client $2.8B Client $2.9B Gaming $1.3B Gaming $0.8B Q3 2025 Q3 2026 $4.0B $3.7B Lower semi-custom and graphics sales partially offset by higher Client revenue ▪ The AMD Ryzen AI Halo platform powered by Ryzen AI Max PRO 400 Series processors is now available for developers and creators building superintelligence locally. ▪ OEMs including HP and Lenovo expanded availability of systems powered by AMD Ryzen AI Max PRO 400 Series processors. ▪ Debuted the AMD Threadripper Halo Station, combining the AMD Threadripper 9955WX with Instinct-class graphics. Sums may not equal totals due to rounding

16 | | Q3 2026 FINANCIAL RESULTS – November 3, 2026 Q3 2026 Embedded Segment Revenue Driven by growth in aerospace and defense, automotive, communications and industrial end markets Operating Margin Driven by leverage on higher revenue $857M $1,109M Q3 2025 Q3 2026 33% 41% Q3 2025 Q3 2026 Revenue $1.1 Billion Up 29% y/y Operating Income $453 Million vs. $283 Million a year ago Strategic Highlights ▪ Began sampling AMD Versal AI Core XQRVC1902 space-grade adaptive SoCs. ▪ Kodiak AI’s next-generation autonomous truck platform is powered by AMD EPYC processors. ▪ Introduced AMD Ross , an agentic tool for AMD embedded system design that helps customers accelerate performance and time to market.

17 | | Q3 2026 FINANCIAL RESULTS – November 3, 2026 Financial Outlook – NON-GAAP(1) (1) See Cautionary Statement on Slide 2. These forward-looking outlook statements and non-GAAP measures are based on current expectations as of November 3, 2026, and assumptions and beliefs that involve numerous risks and uncertainties. AMD undertakes no intent or obligation to publicly update or revise its outlook statements as a result of new information, future events or otherwise, except as may be required by law. All items, except revenue, are on a non-GAAP basis. Adjustments to arrive at the GAAP financial outlook typically include stock-based compensation, amortization of acquired intangible assets, change in fair value of warrant liability for warrants issued to customers, income tax provision, and other non-recurring items such as impairment charges and acquisition-related costs. A reconciliation to equivalent GAAP measures is not practicable at this time as the timing and impact of such adjustments are dependent on future events that are typically uncertain or outside of AMD's control. Such events may include unanticipated changes in AMD’s GAAP effective tax rate, unanticipated one-time charges related to asset impairments, unanticipated acquisition-related expenses, unanticipated gains, losses, and impairments, and other unanticipated non-recurring items not reflective of ongoing operations. (2) Refer to Diluted Share Count overview in the Appendices. Q4’26 Revenue ~$17 Billion +/- 3% Gross Margin ~55% Operating Expenses ~$3.75 Billion Other Income (Expense) net of Interest Expense ~$4 Million Effective Tax Rate 13% of pre-tax income Diluted Share Count(2) ~1.67 Billion shares

18 | | Q3 2026 FINANCIAL RESULTS – November 3, 2026 Q3 2026 Summary(1) (1) See Appendices for GAAP to Non-GAAP reconciliation Record revenue and record non-GAAP earnings driven by Data Center growth Revenue $13.4B Up 45% Y/Y Gross Margin 54% Non-GAAP Gross Margin 56% Data Center Revenue $8.5B Up 97% Y/Y Client & Gaming Revenue $3.7B Down 8% Y/Y Embedded Revenue $1.1B Up 29% Y/Y Diluted EPS $1.46 Non-GAAP Diluted EPS $2.09

19 | | Q3 2026 FINANCIAL RESULTS – November 3, 2026 Corporate Responsibility at AMD Environmental Advancing environmental solutions across our products, supply chain and operations while accelerating energy efficiency for IT users Social Fostering a workplace where all voices are welcome and valued, partnering with suppliers and positively impacting our communities Governance Integrating corporate responsibility and governance across product design, supply chain, operations and external engagement (1) The use by AMD of any MSCI Solutions LLC and related entities (“MSCI”) data, and the use of MSCI logos, trademarks, service marks or product names, do not constitute a sponsorship, endorsement, recommendation, or promotion of AMD by MSCI. The Ratings are solely the opinion of MSCI Solutions and do not constitute an offer, promotion, or recommendation of any security or trading strategy, and may not be used to determine which securities to buy or sell or when, nor is it an indication or guarantee of future performance. MSCI services and data are the property of MSCI or its information providers, are provided ‘as-is’ and without warranty, and MSCI disclaims all liability, including for any damages. All uses of any Rating are also subject to the disclaimer and: https://www.msci.com/legal/notice-and-disclaimer and disclosures at: https://www.msci.com/legal/sustainability-and-climate-resources-and-disclosures, each of which may be updated by MSCI from time to time. (1)

20 | | Q3 2026 FINANCIAL RESULTS – November 3, 2026 Our Momentum Driving Long-term Shareholder Returns Large and Compelling TAM Expanding Data Center and AI Leadership World-Class Execution and Focus Strong Balance Sheet Technology Leadership

21 | | Q3 2026 FINANCIAL RESULTS – November 3, 2026 Appendices (1) Recovery of inventory loss at contract manufacturer was related to the recovery of losses incurred as a result of an incident at a third-party contract manufacturing facility that occurred in Q1’24. (2) Acquisition-related and other costs primarily included transaction costs, purchase price fair value adjustments for inventory, certain compensation charges, and workforce rebalancing charges. Reconciliation of GAAP to Non-GAAP Gross Profit and Gross Margin Reconciliation of GAAP to Non-GAAP Operating Expenses $ in millions, except % (Unaudited) Q3’26 Q2’26 Q3’25 GAAP gross profit $ 7,210 $ 6,203 $ 4,780 GAAP gross margin 54% 54% 52% Stock-based compensation 9 8 7 Amortization of acquisition-related intangibles 257 260 260 Recovery of inventory loss at contract manufacturer (1) – – (67) Loss contingency on legal matters 7 17 12 Non-GAAP gross profit $ 7,483 $ 6,488 $ 4,992 Non-GAAP gross margin 56% 56% 54% $ in millions, except % (Unaudited) Q3’26 Q2’26 Q3’25 GAAP operating expenses $ 4,378 $ 4,213 $ 3,510 GAAP operating expenses/revenue % 33% 37% 38% Stock-based compensation 514 495 412 Amortization of acquisition-related intangibles 277 284 302 Acquisition-related and other costs (2) 27 40 42 Non-GAAP operating expenses $ 3,560 $ 3,394 $ 2,754 Non-GAAP operating expenses/revenue % 27% 29% 30%

22 | | Q3 2026 FINANCIAL RESULTS – November 3, 2026 Appendices Reconciliation of GAAP Operating Income to Non-GAAP Operating Income $ in millions, except % (Unaudited) Q3’26 Q2’26 Q3’25 GAAP operating income $ 2,832 $ 1,990 $ 1,270 GAAP operating margin 21% 17% 14% Stock-based compensation 523 503 419 Amortization of acquisition-related intangibles 534 544 562 Recovery of inventory loss at contract manufacturer (1) – – (67) Acquisition-related and other costs (2) 27 40 42 Loss contingency on legal matters 7 17 12 Non-GAAP operating income $ 3,923 $ 3,094 $ 2,238 Non-GAAP operating margin 29% 27% 24% (1) Recovery of inventory loss at contract manufacturer was related to the recovery of losses incurred as a result of an incident at a third-party contract manufacturing facility that occurred in Q1’24. (2) Acquisition-related and other costs primarily included transaction costs, purchase price fair value adjustments for inventory, certain compensation charges, and workforce rebalancing charges.

Appendices

Reconciliation of GAAP to Non-GAAP Net Income / Diluted Earnings Per Share

$ in millions, except per share data (Unaudited)	Q3'26		Q2'26		Q3'25	
GAAP net income / earnings per share	$ 2,428	$ 1.46	$ 2,297	$ 1.38	$ 1,243	$ 0.75
Stock-based compensation	523	0.31	503	0.30	419	0.26
Amortization of acquisition-related intangibles	534	0.32	544	0.33	562	0.34
Recovery of inventory loss at contract manufacturer (1)	–	–	–	–	(67)	(0.04)
Acquisition-related and other costs (2)	27	0.02	41	0.02	43	0.03
Loss contingency on legal matters	7	–	17	0.01	12	0.01
(Gains) loss on long-term investments, net	(67)	(0.04)	(483)	(0.29)	(26)	(0.02)
Change in fair value of warrant liability (3)	1,097	0.66	–	–	–	–
Equity income in investee	(5)	–	(6)	–	(10)	–
Income tax provision	(1,073)	(0.64)	(161)	(0.10)	(140)	(0.09)
Loss (income) from discontinued operations, net of tax (4)	–	–	8	0.01	(71)	(0.04)
Non-GAAP net income / earnings per share	$ 3,471	$ 2.09	$ 2,760	$ 1.66	$ 1,965	$ 1.20

(1) Recovery of inventory loss at contract manufacturer was related to the recovery of losses incurred as a result of an incident at a third-party contract manufacturing facility that occurred in Q1'24.
(2) Acquisition-related and other costs primarily included transaction costs, purchase price fair value adjustments for inventory, certain compensation charges, and workforce rebalancing charges.
(3) Change in fair value of warrant liability relating to the quarterly remeasurement of warrants issued to certain customers is driven by changes in AMD's stock price and other valuation assumptions.
(4) Loss (income) from discontinued operations pertained to ZT Systems' manufacturing business which was divested in Q4'25 and included the impact from measurement period adjustments in Q1'26.

23 | Q3 2026 FINANCIAL RESULTS – November 3, 2026

AMD
together we advance_

24 | | Q3 2026 FINANCIAL RESULTS – November 3, 2026 Appendices Share Count Overview The table above provides actual share count for Q3’26 and an estimate of share count to use when calculating GAAP and non-GAAP diluted earnings per share for Q4’26. (1) Share counts are weighted average shares. (2) The dilutive impact of employee equity grants is based on the Treasury Stock method and is dependent on the average stock price during the period. Q3’26 average stock price was $511. The estimated dilutive impact of employee equity grants in Q4’26 is based on the average stock price of $587 between September 28, 2026 and October 23, 2026. Q4’26 share count estimate also includes potential shares to be issued for the acquisitions of Taalas Inc. and World Labs Technologies, Inc., which are expected to close by the end of 2026, subject to regulatory approvals and customary closing conditions. Q4’26 share count is not expected to be impacted by customer warrants. Shares (millions) (Unaudited) (1) Q3’26 Q4’26 Actual Estimate Basic shares 1,636 1,647 Dilutive impact from employee equity grants (2) 25 21 Diluted shares 1,661 1,668

25 | | Q3 2026 FINANCIAL RESULTS – November 3, 2026